As filed with the Securities and Exchange Commission on December 9, 2011

Registration No. 333-05265 and 811-07655

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment	☐
Post-Effective Amendment No. 58	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 61	☒

(Check appropriate box or boxes)

DRIEHAUS MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(Address of Principal Executive Offices, including Zip Code)

MARY H. WEISS, ESQ.

DRIEHAUS CAPITAL MANAGEMENT LLC

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(Name and Address of Agent for Service)

COPY TO:

CATHY G. O’KELLY, ESQ.

VEDDER PRICE P.C.

222 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	On February 23, 2012 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A is being filed for the purpose of establishing a new series, Driehaus International Credit Opportunities Fund. This Amendment is not intended to amend the prospectus or statement of additional information of the other series of the Registrant.

December 9, 2011

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

            , 2012

SUBJECT TO COMPLETION

DATED DECEMBER 9, 2011

25 East Erie Street

Chicago, Illinois 60611

1-877-779-0079

Driehaus International Credit Opportunities Fund *XXXXX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Driehaus International Credit Opportunities Fund

Ticker: XXXXX

Investment Objective

Driehaus International Credit Opportunities Fund seeks to provide positive returns under a variety of market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	x.xx	%
Other Expenses
Other Expenses Excluding Dividends and Interest on Short Sales*	x.xx	%
Dividends and Interest on Short Sales**	x.xx	%

Total Annual Fund Operating Expenses	x.xx	%
Expense Reimbursement***	(x.xx	)%

Total Annual Fund Operating Expenses After Expense Reimbursement	x.xx	%

*	“Other Expenses Excluding Dividends and Interest on Short Sales” are estimated for the current fiscal year.
**	“Dividends and Interest on Short Sales” cannot be estimated and, therefore, actual Fund expenses may be higher than those shown.
***	Driehaus Capital Management LLC, the Fund’s investment adviser, has entered into a written agreement to cap the Fund’s annual operating expenses, excluding dividends and interest on short sales, at x.xx% of average daily net assets until the earlier of the termination of the investment advisory agreement or , 2015. Pursuant to the agreement, for a period of three years subsequent to the Fund’s commencement of operations on , 2012, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. Because dividends and interest on short positions are not included in the expense reimbursement, the net expenses of the Fund may be higher than those shown above.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for each of the three years in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$xxx	$	xxx

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

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Principal Investment Strategy

The Fund is actively managed by using techniques intended to provide absolute (positive) returns in various market conditions by employing strategies that exploit disparities or inefficiencies primarily in foreign (ex-U.S.) markets, including emerging markets. These techniques are also intended to target the Fund’s annualized volatility to the annualized volatility of the                      index through various market cycles. The Fund holds both long and short positions in debt securities (both sovereign and corporate), equity securities and currencies. The debt securities held in the Fund may be fixed income or floating rate securities, including fixed and floating rate loans. These securities may have a senior right to repayment (“Senior Loans”) and/or may be of either investment or non-investment (“junk”) grade credit quality. Debt securities may or may not have been rated by a rating agency. The Fund has no limit with respect to its portfolio maturity or duration. The Fund also invests in common and preferred stocks. The Fund is expected to have significant exposure to foreign currencies and interest rates.

The Fund also holds derivative instruments, including swaps, options, futures and forwards that provide long and short exposures to debt securities, equity securities and currencies. The Fund may use derivatives to manage interest rate and currency risk, as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another) and/or to replicate outright long or short exposures. In addition to investing in outright long and short positions, as part of its investment strategy, the Fund will engage in a variety of trading strategies to seek to take advantage of relative value opportunities between two or more securities. In managing the Fund, the Adviser utilizes fundamental market analysis and macroeconomic analysis to identify investment opportunities. Fundamental market analysis includes an assessment of yield and credit quality differences among securities as well as demand and supply trends. Macroeconomic analysis includes an assessment of countries’ fiscal and monetary status and currencies and the anticipation of changes in global economies, markets, political conditions and other factors. Investment decisions may also be based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector or country exposure.

The securities and instruments that the Fund invests in trade in markets in multiple countries, including emerging markets. The Fund’s investments may be highly concentrated in a geographic region or country, including emerging market countries. The Fund will invest in a relatively low number of issuers, making it a non-diversified fund. The Fund may frequently and actively trade its portfolio. The Fund’s annual portfolio turnover is estimated to be 100% to 300%.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who seek positive returns under a variety of market conditions and can accept the risks involved with its investments, such as credit risk, and who can accept the fact that there will be principal fluctuation. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

Emerging Market Risk. The Fund will invest in emerging and developing markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

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Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets and the related derivatives markets. Under some circumstances, those concerns could cause reduced liquidity in certain debt securities markets and the related derivative traded securities. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Market Risk. The Fund is subject to market risk, which is the possibility that securities prices overall will decline over short or even long periods. Securities markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Credit Risk. Failure of an issuer or borrower (under a Senior Loan) to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower can cause a bond’s or Senior Loan’s price to fall, potentially lowering the Fund’s share price. The Fund, in addition to investing in investment grade securities, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of non-investment grade securities, including Senior Loans, are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer/borrower or its industry, or the economy in general.

Interest Rate Risk. Prices of bonds and Senior Loans tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond and Senior Loan prices and, accordingly, the Fund’s share price. The longer the Fund’s effective maturity and duration, the more its share price is likely to react to interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Additionally, some of the trading strategies employed by the Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve. The investment adviser may be incorrect in its assessment of projected changes in the yield curve.

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments may give rise to leverage and may involve a small initial investment relative to the risk assumed. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk of imperfect correlation between the value of the derivative and the underlying instrument. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Further, the Fund may invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Foreign Currency Forwards and Options Risk. Foreign currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

High Yield Risk. Low-rated and comparable unrated securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

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Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their securities, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the frequency and volume of trading in small- and medium-size companies is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issues.

Short Sale Risk. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested).

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Focus Risk. The Fund may have significant weightings in a particular issuer, country, sector or industry, which may subject the Fund to greater risks than less focused funds.

High Rates of Turnover. The Fund may experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Manager Risk. How the investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or if the investment adviser does not implement the strategy properly.

Performance

The Fund’s returns will vary, and you could lose money. The bar chart and table showing the Fund’s annual return and average annual total returns are not included because the Fund does not have annual returns for a calendar year. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-877-779-0079.

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Manager

Adam M. Weiner

Portfolio Manager of DCM

Portfolio Manager of the Fund

since x/12

Purchase and Sale of Fund Shares

	0000000	0000000	0000000	0000000
Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)
$10,000	$2,000	$2,000	$500	$100

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or by overnight delivery addressed to Driehaus Mutual Funds, c/o UMB Fund Services,

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Inc., 803 W. Michigan Street, Milwaukee, WI 53233, or by phone at 1-877-779-0079 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information About the Fund

Goal of the Driehaus International Credit Opportunities Fund

The Driehaus International Credit Opportunities Fund (the “Fund”) seeks to provide positive returns under a variety of market conditions. Because markets in general, and the individual securities purchased by the Fund, go down in price as well as up, you may lose money by investing in the Fund. The Fund is a specialized investment vehicle and should be used as part of your overall investment strategy to diversify your holdings. The Fund is a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Please review all the disclosure information carefully.

Who May Want to Invest in the Fund

The Fund may be an appropriate investment if you:

•	Are looking for an investment that seeks to provide positive returns under a variety of market conditions.

•	Are looking for an absolute return strategy that targets the volatility of global high yield and emerging market bonds.

•	Can tolerate the increased price volatility, currency fluctuations and other risks associated with investing in non-U.S. securities.

•	Are prepared to receive taxable dividends.

•	Can accept the risks involved with its investments, such as credit risk, and that there will be principal fluctuation.

Investment Adviser

The Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of             , 2012, the Adviser managed approximately $x.x billion in assets.

Investment Philosophy

The Adviser employs a bottom-up investment philosophy that focuses on purchasing and selling individual securities that the Adviser believes the market has undervalued/overvalued due to a security’s various attributes and risk factors, including, but not limited to: headline, credit, call, put, volatility and structure risks, and/or other idiosyncratic risks associated with a security. The Adviser considers numerous criteria in evaluating securities for investment and in determining country, sector and industry weightings including understanding the operational characteristics of the underlying company or assets, such as sales growth, operating leverage, cash flow metrics, balance sheet strength, and the competitive landscape. The Adviser utilizes fundamental analyses to reach an overall determination about the attractiveness of specific securities. In addition, the Adviser expects to employ opportunistic trading strategies in achieving returns for the Fund. This investment philosophy may result in high portfolio turnover. High portfolio turnover in any year may result in payment by the Fund of above-average amounts of transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Fund Distributions

The Fund intends to pay dividends, if any, at least quarterly. The amount of distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Unless you are purchasing Fund shares through a tax-exempt or tax-deferred account (such as an individual retirement account (“IRA”)), buying Fund shares at a time when the Fund has undistributed income or recognized or unrecognized gains can cost you money in taxes. Contact the Fund for information concerning when distributions will be paid. You should consult your tax advisor regarding your tax situation.

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Investment Objective and Principal Investment Strategies

The Driehaus International Credit Opportunities Fund seeks to provide positive returns under a variety of market conditions. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in non-U.S. fixed income and floating rate securities, but may also invest in U.S. securities. The Fund also invests in common and preferred stocks. The Fund has no limit with respect to its portfolio maturity or duration. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. By way of example, a security with a duration of five years would likely drop five percent in value if interest rates rose one percentage point. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Adviser uses techniques intended to provide absolute (positive) returns in various markets by employing strategies that exploit disparities or inefficiencies in markets. The Fund seeks to target the annualized volatility of the                     index.

Fixed income and floating rate securities, including Senior Loans, in which the Fund invests are typically rated by at least one of the three major nationally recognized statistical rating organizations, with the rating representing the rating agency’s current opinion of the creditworthiness of the issuer or borrower. The Fund invests in securities of any credit rating, including securities with credit ratings below investment grade, i.e., “junk bonds”, and may also invest in securities that have not been rated by a rating agency. Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Senior Loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower, which generally gives the holders of secured Senior Loans a priority claim on some or all of the Senior Loan’s collateral in the event of a default.

There is less readily available, reliable information about some Senior Loans than for many other types of securities. While the Senior Loan interests held by the Fund typically will be structured as assignments from third parties, the Fund may also purchase participations from a loan investor (“Loan Investor”). With respect to a participation in a Senior Loan, as the Fund will typically have a contractual relationship with Loan Investor, not the borrower, the Fund assumes the credit risk of both the Loan Investor and borrower. With respect to Senior Loans, there can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of bankruptcy or non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In addition, actions taken by other investors in the Senior Loan may impact the Fund’s investment. In the event of the insolvency of a Loan Investor, the Fund may be treated as a general unsecured creditor of the Loan Investor and may not have a senior claim to the Loan Investor’s interest in the Senior Loan. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments. The Adviser relies primarily on its own evaluation of credit quality rather than on any available independent sources; therefore, the Fund is dependent on the analytical abilities of the Adviser.

The Fund may, but is not required to, use derivatives, such as futures, forwards, options and swaps, as a substitute for taking a position in an underlying security, for speculation (taking a position in the hope of increasing returns), to manage interest rate or currency risk, or as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another). These derivative transactions will involve forward contracts, futures contracts, options and swaps, including options on futures and swaps. The Fund may engage in short-selling for speculation or for hedging purposes. A short sale involves selling a security the Fund does not own. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). When the Fund engages in short-selling for hedging purposes, it is attempting to limit exposure to a possible market decline in the value of one or more of its portfolio securities.

The Fund may use futures and options for hedging or speculation. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities, interest rate or currency markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

The Fund may enter into swap agreements, including credit default swaps, which are agreements between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, currency or index. The swaps market is largely unregulated. It

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is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, and swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The Adviser considers various factors, such as availability, cost and counterparty risk, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. By way of example, when the Adviser believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter country or sector exposure.

As part of the Fund’s principal investment strategy, it will engage in a variety of trading strategies in an attempt to provide absolute (positive) returns under various market conditions, which involve many of the same types of risks as the Fund’s other investment strategies. These trading strategies include:

Capital Structure Arbitrage. This strategy attempts to take advantage of a pricing inefficiency between two or more securities of the same company. For example, the Fund may buy a senior debt instrument that the Adviser believes is undervalued, while simultaneously shorting a subordinated debt instrument of the same issuer that it believes to be overvalued.

Convertible Arbitrage. This strategy involves the Fund purchasing a convertible bond and selling short the underlying common stock. Generally this strategy seeks to profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the embedded optionality of the convertible bond.

Pairs Trading. This strategy attempts to profit from pricing inefficiencies between the securities of two similar companies by buying the security of one company and shorting the security of the other. In these trades, the Adviser anticipates the relationship between these securities will diverge or converge to an expected level where it may profit from the long and short positions.

Event Driven Trading. This strategy involves the purchase or sale of securities surrounding events such as mergers, acquisitions, reorganizations, or leveraged buy-outs. For example, the Fund may simultaneously purchase stock in a company being acquired, and sell stock in the company’s acquirer, anticipating to profit from the spread between the current market price and the ultimate purchase price of the company. The Fund may purchase or sell debt and/or equity securities that may be affected by these types of corporate events.

Related Risks

This section contains greater detail on the secondary risks an investor would face as a shareholder in the Fund based on the Fund’s investment objective and strategies, in addition to the principal risks discussed in the Fund Summary.

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Recent Market Events Risk. The equity and debt capital markets globally have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities. In response to the financial crisis, the U.S. Government and other foreign governments have taken steps to support financial markets. The withdrawal of this support could also negatively impact the value and liquidity of certain securities. As an example of how these market events could impact the Fund, the recently proposed restructuring of Greek sovereign debt has highlighted the potential that certain types of “voluntary” sovereign debt restructurings may not trigger credit events under the terms of standard credit default swap (“CDS”) documentation. As a consequence, (i) CDS may not pay out protection as anticipated and (ii) the sovereign CDS market may not be as large as it has been in the past if market participants perceive CDS as ineffective protection against sovereign debt default. A reduced CDS market may limit the Fund’s ability to hedge certain debt exposures.

Prepayment and Extension Risk. When interest rates fall, the principal on Senior Loans, mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying Senior Loans and mortgages and the reinvestment of proceeds at lower interest rates can reduce the Fund’s potential price gain in response to falling interest rates, reduce the Fund’s yield, or cause the Fund’s share price to fall. When interest rates rise, the effective duration of the Fund’s Senior Loans, mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund’s sensitivity to rising rates and its potential for price declines. However, mortgage-backed securities and other asset-backed securities are also sensitive to changes in redemption patterns. This may result in such securities being subject to increased rates of prepayment not only in a declining interest rate environment, but also in a stable or rising interest rate environment. In the latter case, prepayment may increase due to the ability of obligors on sub-prime financial assets underlying the securities to improve their credit ratings and refinance their obligations in order to benefit from reduced interest rate costs.

Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

Volatility Risk. The Fund may invest in mortgage-backed and asset-backed securities, including those backed by sub-prime loans. Recently, the market for these loans, as well as other debt securities, has experienced significant volatility, and prices for fixed income securities, while historically relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Market Sector Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Fund may overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Merger Arbitrage Risk. In addition to other risks of short-term trading strategies, for merger arbitrage, the proposed reorganization may be renegotiated or terminated, in which case the Fund may realize losses.

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although values can rebound, there is no assurance they will return to previous levels.

Portfolio Investments and Other Risk Considerations

There are specific restrictions on the Fund’s investments. Such restrictions are detailed in the Fund’s Statement of Additional Information (“SAI”). The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. In addition to the principal risks discussed in the Fund Summary, the Fund’s investments involve

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additional potential risks which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks.

Temporary Defensive Instruments. In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). During such periods, the Fund will earn less income than it would if it invested in higher yielding securities. When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or be prepared to take advantage of investment opportunities.

Forward Roll Transactions. To enhance current income, the Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Similar forward roll transactions may include U.S. Treasury and U.S. agency notes and bonds.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (“ETFs”) holding fixed income securities (“fixed income ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

The Fund’s investment in fixed income ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. In any event, the Fund will not invest more than 10% of its total assets in ETFs.

Impact of Certain Investments. The Fund may invest in a variety of securities, including initial public offerings and derivatives. Such investments may have a magnified performance impact on the Fund depending on the Fund’s size. The Fund may not experience similar performance as its assets grow or its investments change.

Depositary Receipts. The Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated.

Although ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk, by investing in ADRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Repurchase Agreements. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market

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daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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Management of the Fund

Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of             , 2012, managed approximately $x.x billion in assets.

The Fund pays the Adviser an annual investment management fee on a monthly basis as follows:

Fund	As a percentage of average daily net assets
Driehaus International Credit Opportunities Fund	x.xx	%

*	The Adviser has entered into a written agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses, excluding dividends and interest on short sales, at x.xx% of average daily net assets until xxxxxxx xx, 201x. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

Disclosure relating to the material factors and conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreements may be reviewed in the Fund’s semi-annual report to shareholders for the period ending June 30, 2012. Shareholder reports may be obtained by calling 1-877-779-0079, or by visiting www.driehaus.com or the SEC’s web site at www.sec.gov.

Driehaus International Credit Opportunities Fund

Portfolio Manager. The Fund is managed by Adam M. Weiner. Mr. Weiner has been the portfolio manager for the Fund since its inception and is responsible for making investment decisions on behalf of the Fund.

Mr. Weiner received his B.A. in Economics and Mathematics from Cornell University and a Masters of Science in Economics from the University of London. In 2003, he joined AIG Trading and worked as an emerging markets trading strategist and macro proprietary trader primarily focusing on formulating emerging markets trading strategies. In 2004, Mr. Weiner joined Oppenheimer Funds where he worked as a senior portfolio manager focusing on emerging markets fixed income and currency assets. In 2007, he joined Frontpoint Partners/Morgan Stanley where he was a senior portfolio manager of the firm’s global emerging markets fund. In 2011, Mr. Weiner joined the Adviser as a portfolio manager focusing on the Adviser’s international credit-oriented strategies.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in the Fund.

Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Fund or to their shareholders.

Administrator. UMB Fund Services, Inc. (the “Administrator”) is the administrator for the Fund. In such capacity, UMB Fund Services, Inc. assists the Fund in aspects of its administration and operation, including certain accounting services.

Transfer Agent. UMB Fund Services, Inc. (the “Transfer Agent”) is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.

Custodian. The Northern Trust Company (the “Custodian”) is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network or foreign depositories used by such members.

Shareholder Information

Net Asset Value

The Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at the Fund’s net asset value per share next calculated after receipt of your purchase or redemption order in good form. Net asset value per share is determined by dividing the difference between the values of the Fund’s assets and liabilities by the number of its shares outstanding. The Fund’s holdings are

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typically valued using readily available market quotations provided by an independent pricing service. Securities may be valued using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value. In instances where a security or securities held by the Fund are fair valued pursuant to these methodologies, the Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the U.S., the value of the Fund’s holdings may change on days when you will not be able to purchase or redeem the Fund’s shares.

Opening an Account

1)	Read this Prospectus carefully.

2)	The Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

	000000000000	000000000000	000000000000	000000000000
Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)
$10,000	$2,000	$2,000	$500	$100

3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please call 1-877-779-0079. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

4)	Include your purchase check or call 1-877-779-0079 to initiate a wire purchase.

5)	To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com or by calling 1-877-779-0079. IRA investors should also read the IRA Disclosure Statement and Custodial Account Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Fund, and the account features, policies and fees may differ from those discussed in this Prospectus. Please call 1-877-779-0079 for additional information.

How to Purchase Shares

1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Fund accepts:

•	Your personal check, preprinted with your name and address

•	Certified personal checks

for Fund share purchases under $100,000. For purchases of $100,000 or more, the Fund accepts only wire transfers.

Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

•	Cash

•	Credit cards

•	Cashier’s/Official checks

•	Bank drafts

•	Third party checks

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•	“Starter” checks that do not have a printed name and address on them

•	Travelers checks

•	Credit card checks

•	Money orders

Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail: Driehaus Mutual Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53201-2175	Overnight Delivery: Driehaus Mutual Funds c/o UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233

2)	By Wire Transfer. Call 1-877-779-0079 to initiate your purchase and obtain your account number. Then wire your investment to:

UMB Bank, n.a.

ABA #101000695

Credit: Driehaus Mutual Funds

Bank Account #: 9871878937

For Further Credit to: Investor Account Number; Name(s) of Investor(s); SSN or TIN;

Driehaus International Credit Opportunities Fund

3)	Through Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds via Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan.

4)	Through ACH. Additional investments in shares of the Fund may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Fund does not accept initial investments through ACH.

5)	Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Fund. There are no charges or limitations imposed by the Fund, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Fund or DS LLC.

New investors who would like to participate in the Automatic Investment Plan or make additional investments in shares of the Fund by ACH should complete the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the By Mail section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call 1-877-779-0079 or visit www.driehaus.com.

Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Fund. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Fund when the Intermediary accepts the order. In certain instances, an Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Fund’s behalf. The Intermediary is liable to the Fund for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received

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within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.

The Fund may pay an annual shareholder services fee not to exceed 0.25% of the Fund’s average net assets to firms that provide shareholder administrative and/or sub-transfer agency services to individual shareholders or beneficial owners where the firm maintains an omnibus account with the Fund.

DS LLC makes payments, and the Adviser may make payments, out of their own resources to Intermediaries for providing shareholder servicing or distribution related activities. The Fund may reimburse DS LLC for payments it makes to Intermediaries for shareholder services at a rate not to exceed 0.25% of the Fund’s average net assets. No payments are made by the Fund for distribution or promotion of the Fund.

General Purchase Information

Shares of the Fund are typically offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Fund does not generally sell shares to persons or entities, including foreign financial institutions, foreign shell banks and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. However, under limited circumstances, the Fund reserves the right to sell shares to such persons or entities residing outside the U.S., its territories and possessions. The Fund reserves the right not to accept any purchase order. The Fund also reserves the right to change its investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-deferred account (such as an IRA), buying Fund shares at a time when the Fund has undistributed income or recognized or unrecognized gains can cost you money in taxes. See “Distributions and Taxes — Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.

Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the relevant Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the relevant Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

How to Redeem Shares

1)	By Mail. Shareholders may sell shares by writing the Fund at the following address:

Regular Mail: Driehaus Mutual Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, WI 53201-2175	Overnight Delivery: Driehaus Mutual Funds c/o UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233

Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees.”

2)	By Telephone. You will automatically have the telephone redemption privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceeds sent directly to your bank account by wire or ACH if you provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a telephone redemption request for up to $100,000 by calling 1-877-779-0079 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See “General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Fund reserves the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days.

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Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Fund to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through ACH. Your redemption proceeds can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.

General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Fund. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please call 1-877-779-0079.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Fund. The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

Fund	Minimum Account Value	Minimum IRA Account Value
Driehaus International Credit Opportunities Fund	$5,000	$1,500

A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed.

In-Kind Redemptions. The Fund generally intends to pay all redemptions in cash. However, the Fund may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.

The Fund will pay redemption proceeds, less any applicable fees, as follows:

1)	PAYMENT BY CHECK — Normally mailed within seven days of redemption to the address of record ($15 fee applies for overnight delivery; $20 for Saturday delivery.)

2)	PAYMENT BY WIRE — Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.

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3)	PAYMENT BY ACH — Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.

If it is in the best interest of the Fund to do so, the Fund may take up to seven days to pay proceeds from shares redeemed. The redemption price will be determined as of the time proper redemption instructions are received, in the manner described above, even if the Fund delays payment of the proceeds. For payments sent by wire or ACH, the Fund is not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.

Policies and Procedures Regarding Frequent Purchases and Redemptions

Frequent and short-term trading in shares of the Fund, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Fund for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Fund need to maintain cash or liquidate portfolio holdings to meet redemptions.

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Fund’s Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries. This monitoring may result in the Fund’s rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity.

Shares of the Fund may be purchased directly from the Fund (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Fund does not know the identity of the beneficial owners of many of the accounts opened through Intermediaries and consequently relies on the Intermediaries to comply with the Fund’s policies and procedures on frequent purchases and redemptions. In some instances, the Fund allows an Intermediary to impose frequent trading restrictions that differ from those of the Fund. Investors who purchase shares through an Intermediary should review any disclosures provided by the Intermediary with which they have an account to determine what frequent trading restrictions may apply to their account. The Fund may direct any Intermediary to block any shareholder account from future trading in the Fund if market timing is suspected or discovered.

Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or Intermediaries will be able to identify these shareholders or curtail their market timing activity.

Shareholder Services and Policies

Exchanging Shares. Any shares of the Fund that you have held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the fund to be acquired has the same transfer agent, is available for purchase, is registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of the Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares of any Driehaus Mutual Fund, subject to the qualifications noted above, by telephone unless you indicate on your application that you do not want this privilege. The Fund reserves the right to limit the number of exchanges between funds and to reject any exchange order. The Fund reserves the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares exchanged.

Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:

•	A redemption request is over $100,000.

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•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To add or change bank information for wire or ACH transactions on an existing account.

At the Fund’s discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption by check and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with this type of transaction as compared to written requests. Although the Fund employs reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Fund or its service providers fail to employ these measures. In such cases, the Fund or its service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Fund reserves the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, the Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Fund by telephone, requests may be mailed to the Fund at the address listed in “How to Redeem Shares.”

A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Fund by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of the Fund. Separate shareholder statements will continue to be mailed for the Fund account. If you want additional copies or do not want your mailings to be “householded,” please call 1-877-779-0079 or write Driehaus Mutual Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175.

Dividend Policies

Reinvestment of Distributions. Dividends and distributions payable by the Fund are automatically reinvested in additional shares of the Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash.

Distributions and Taxes

Payment of Dividends and Other Distributions. The Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid), and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years). Dividends are generally paid quarterly and distributions are generally paid annually. The Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98.2% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. The Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year.

Federal Income Tax Status of Dividends and Other Distributions. Distributions by the Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other

18

noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by the Fund from foreign corporations are not expected to qualify for the dividends received deduction, and dividends received from certain foreign corporations may not qualify for treatment as qualified dividend income. The reduced rates of federal income taxation applicable to qualified dividend income are scheduled to expire for taxable years beginning after December 31, 2012. It is not expected that a significant portion of the Fund’s distributions will qualify for the dividends received deduction or qualified dividend income treatment. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared to shareholders of record in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.

Taxability of Distributions to Individuals and Other Noncorporate Shareholders

(taxable years beginning in 2011)

Type of Distribution	Federal Income Tax Rate for 15% Bracket or lower	Federal Income Tax Rate for 25% Bracket or above
Income Dividends	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate
Long-term Capital Gains	0%	15%
Qualified Dividend Income	0%	15%

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that the Fund is liable for foreign income taxes, the Fund may make an election under the Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will qualify to make such election. If this election is made, shareholders will generally be able to claim a credit or deduction (subject to certain limitations) on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may be able to claim a credit for foreign taxes paid and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If the Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Buying a Distribution. A distribution paid after an investor purchases shares of the Fund will reduce the net asset value of the shares by the amount of the dividend or distribution, but such dividend or distribution nevertheless will be taxable to such shareholder even if it represents a return of a portion of the shareholder’s investment.

Redemption of Fund Shares. If a shareholder redeems or exchanges Fund shares in an account (other than a tax-deferred account such as an IRA), it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed or exchanged, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

Backup Withholding. The Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

•	An investor fails to furnish the Fund with the investor’s properly certified social security or other taxpayer identification number;

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•

An investor fails to properly certify that the investor’s taxpayer identification number is correct or that the investor is not subject to backup withholding due to the underreporting of certain income; or

•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s taxpayer identification number is incorrect or that the investor is subject to backup withholding.

Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.

The foregoing discussion of U.S. federal income taxation is only a general summary as of             , 2012. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local or foreign tax consequences of ownership of Fund shares before making an investment in the Fund.

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Financial Highlights — Driehaus International Credit Opportunities Fund

The financial highlights table is not included since the Fund has not commenced operations as of the date of this Prospectus.

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FOR MORE INFORMATION

More information on the Fund is available without charge, upon request, including the following:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.

To Obtain Information:

By Telephone

Call 1-877-779-0079

By Mail

Write to:

Driehaus Mutual Funds

c/o UMB Fund Services, Inc.

P.O. Box 2175

Milwaukee, WI 53201-2175

On the Internet

Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (1-202-551-8090) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549-1520 (a duplicating fee is charged).

(c) 2011, Driehaus Mutual Funds

1940 Act File No. 811-07655

Statement of Additional Information Dated             , 2012

SUBJECT TO COMPLETION

DATED DECEMBER 9, 2011

DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, Illinois 60611

1-877-779-0079

DRIEHAUS INTERNATIONAL CREDIT OPPORTUNITIES FUND *XXXXX

(the “Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Fund’s prospectus dated             , 2012 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-877-779-0079.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GENERAL INFORMATION AND HISTORY

Driehaus International Credit Opportunities Fund (the “Fund”) is a nondiversified series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to the Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended, and as of the date of this SAI has ten series, including the Fund. The Trust or the Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize.

Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of the series, and all shares of the Fund have equal rights in the event of liquidation of the series.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the series, except that shares are voted by an individual series when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

The Fund expects to commence operations on March 1, 2012.

PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

General Investment Risks

As with all investments, at any given time the value of your shares in the Fund may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Fund which will go up and down depending on the performance of the issuer of the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Fund’s style, the Fund’s gains may not be as big as, or its losses may be larger than, those of other funds using different investment styles.

The Fund invests primarily in non-U.S. fixed income and floating rate securities, both investment and non-investment grade quality. The Fund is actively managed taking both long and short positions and may invest in derivatives, including for speculative purposes. In view of this, the Fund may be subject to above-average risk.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Recent Market Events Risk

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in December 2010, initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading and short sales; the creating of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Foreign Currency Transactions

The Fund will engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts). The Fund may enter into foreign currency transactions for any purpose consistent with the Fund’s investment objective.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of the Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Foreign Securities

The Fund will invest in securities of foreign issuers. The Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”), American Depository Shares (“ADSs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), and it may invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a federal income tax credit or deduction for the Fund’s shareholders, unless the Fund meets certain requirements, which they are not expected to satisfy.

Emerging Markets

Securities markets in emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant aw and regulations. The securities industry in these countries are comparatively undeveloped. Securities brokers and other intermediaries in emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.

Emerging market countries may have relatively unstable governments and economies based on only a few industries. The value of Fund shares will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Additionally, changes in governments and economies of such countries may result in capital controls or other regulatory measures that may affect the Fund’s ability to satisfy redemptions.

Corporate Debt Securities

The Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Fund can invest in corporate securities of any rating or that are unrated. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money market index, like the London Interbank Offered Rate (“LIBOR”), or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

High Yield Securities

The Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special federal income tax considerations are associated with investing in zero coupon or pay-in-kind securities. For federal income tax purposes, the Fund will report the interest on these securities as income even though they receive no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify as a regulated investment company for federal income tax purposes. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s own credit analysis than is the case for higher quality bonds.

Convertible Securities

The Fund may invest in convertible debt securities. The Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares. By investing in convertible debt securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.

Common Stock

The Fund may invest in common stock. Common stock represents an equity interest in a company, which generally gives the Fund the right to vote on issues affecting the company’s organization and operations. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial instruments, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuers’ board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock generally has a preference in liquidation over common stock, but is subordinated in liquidation to the company’s debt securities. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

Exchange-Traded Funds

The Fund may purchase shares of exchange-traded funds (“ETFs”) holding fixed income securities (“fixed income ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

The Fund’s investment in fixed income ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. In any event, the Fund will not invest more than 10% of its total assets in ETFs.

Duration and Portfolio Maturity

The Fund invests without regard to maturity or duration limitations. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Adviser will adjust the duration and maturity of the Fund’s portfolio based on the Adviser’s interest rate outlook.

U.S. Government Securities

The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Derivatives

From time to time, the Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). A derivative is a financial instrument which has a value that is based on - or “derived from” - the values of other assets, reference rates, or indexes. These derivative transactions will involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on “When-Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion below on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The successful use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund foregoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be “covered.” For a call to be “covered”: (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be “covered.” For a put to be “covered”, the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options on Futures Contracts

The Fund may purchase and write (sell) futures contracts, and may purchase put and call options and write call options on futures contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A futures contract obligates the Fund to purchase or sell an amount of a specific security at a future date at a specific price. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Fund will maintain cash or liquid securities sufficient to cover their obligations under each futures contract into which they enter.

Successful use of futures contracts and options by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of debt instruments held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Trust, on behalf of the Fund, has claimed an exemption from the definition of the term “commodity pool operator” available to qualifying entities pursuant to Regulation 4.5 promulgated by the Commodity Futures Trading Commission. Accordingly, the Fund is not subject to registration or regulation as a “commodity pool operator.”

When the Fund purchases or sells a futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The

Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used.

Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Short Sales

The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that the security’s value cannot drop below zero. The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

There is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions. Any such restrictions may hinder the Fund in, or prevent it from, fully implementing its investment strategies and may negatively affect performance.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. These requirements limit the Fund’s leveraging of its investments and the related risk of losses from leveraging.

Swaps

A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives.” A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment.

Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Senior Loans

The Fund may invest in Senior Loans. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities (each a “Borrower” or collectively the “Borrowers”). These Borrowers operate in a variety of industries and across geographic regions. Senior Loans generally have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of secured Senior Loans a priority claim on some or all of the collateral underlying the Senior Loan in the event of a default by the Borrower. The Fund may invest in both fixed and floating rate loans. Investing in Senior Loans does involve investment risk and some Borrowers default on their Senior Loan repayments.

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors. For a secured Senior Loan, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market (“Assignments”). Loan interests may also take the form of participation interests in a Senior Loan (“Participations”). Senior loans primarily include senior floating rate loans and interests therein. Senior loans also include senior debt obligations that are in the form of notes rather than loan agreements and certain structured products with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such products. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchase Assignments from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the relevant loan agreement of the assigning Loan Investor. Under an Assignment, the Fund becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. However, Assignments may be arranged through private negotiations between potential assignees and potential assignors and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Participations typically result in the Fund having a contractual relationship only with such Loan Investor, not with a Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing a Participation, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general unsecured creditor of such Loan Investor. In the case of loan Participations where a bank or other lending institution serves as a financial intermediary between the Fund and the Borrower, if the Participation does not shift to the Fund the direct debtor-creditor relationship with the Borrower, the Fund may be required, in some circumstances, to treat both the lending bank or other lending institution and the Borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying Borrowers represent many different companies and industries.

The Adviser generally relies on its own credit analysis of Borrowers and not on the analysis prepared by rating agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower of its securities limiting the Fund’s investments. There is no limit on the percentage of the Fund’s assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the quality of Borrowers and other factors. A serious deterioration in credit quality of a Borrower could cause a permanent decrease in the Fund’s net asset value.

Most of the Fund’s Senior Loan investments will be secured by specific assets of the Borrower. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (1) working capital assets such as cash, accounts receivable and inventory, (2) tangible fixed assets such as buildings, equipment and real property, (3) intangible assets such as patent rights and trademarks and/or (4) security interests in shares of common and preferred stock of subsidiaries or affiliates. Collateral may sometimes include guarantees or other credit support by affiliates of the Borrower. In some cases, Senior Loans may be secured only by stock in the Borrower or its subsidiaries. The Fund may also invest in Senior Loans not secured by any collateral. Collateral securing a Senior Loan may decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause a Senior Loan to be under-secured. In most credit agreements, there is no formal requirement to pledge additional collateral. Collateral may consist of assets that may not be readily liquidated and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligations under a Senior Loan. In the event of default by the Borrower, it is possible although unlikely, that the Fund could receive a portion of the Borrower’s collateral. If the Fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the Fund’s portfolio. Owning such collateral may impact the Fund’s ability to qualify as a regulated investment company for federal income tax purposes.

Certain Borrowers must comply with various restrictive covenants contained in a loan agreement between the Borrower and the holders of the Senior Loan. In addition to requiring scheduled payment of interest and principal, such covenants may include: (1) restrictions on dividend payments and other distributions to stockholders, (2) provisions requiring the Borrower to maintain specific minimum financial ratios, (3) limits on total debt and/or (4) provisions requiring mandatory prepayments. A breach of covenant that is not waived by the Agent of the Loan Investor directly is normally an event of acceleration whereby the Agent or Loan Investor has the right to call the outstanding Senior Loan. The typical practice of the Agent or Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. Under a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the loan agreements, such as waiving a breach of covenant. However, the holder of a Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, interest rate and payment dates.

With a typical Senior Loan, the Agent administers the terms of the loan agreement and has the right to monitor collateral. The Agent is generally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Agent is typically responsible for monitoring compliance with covenants in the loan agreement based on reports prepared by the Borrower. The Borrower compensates the Agent for providing these services under a loan agreement and such compensation may include special fees. The Fund will rely on the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Failure by the Agent or intermediate participant to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Unless the terms of the Participation agreement gives the Fund direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate remedies against the Borrower. If an Agent is terminated, a successor Agent would generally be appointed and the assets held by the terminated Agent should remain available to the holders of Senior Loans. However, if the assets held by the Agent on behalf of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in payment on a Senior Loan or suffer a loss of principal and/or interest. Similar risks might arise in situations involving intermediate participants.

In the process of buying, selling and holding Senior Loans, the Fund may pay and may receive various fees and commissions including but not limited to facility fees, commitment fees, letter of credit fees, amendment fees and prepayment penalty fees. These fees are in addition to interest payments received.

Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan based on certain events. The degree to which Borrowers prepay Senior Loans may be affected by, among other things, the general business conditions, the financial condition of the Borrower and competitive conditions among Loan investors. Therefore, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may receive both a prepayment penalty fee from the Borrower and a facility fee if the Fund elects to purchase a new Senior Loan with the proceeds from the prepayment of the former.

The Fund may purchase and retain a Senior Loan where the Borrower has experienced or may likely experience credit problems including involvement in or emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. In such situations, the Fund may determine or be required to accept equity securities or junior debt in exchange for all or a portion of a Senior Loan.

When the Fund has an interest in certain Senior Loans (for example, in a revolving line of credit), the Fund may have an obligation to make additional loans upon demand by the Borrower. These commitments may have the effect of requiring the Fund to increase its investment in a Borrower at a time when it would not have otherwise done so. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments to cover such obligations.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively impact the Fund’s performance. Such action by the court could be based, for example, on a “fraudulent conveyance” claim or failure to perfect a security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of the Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan, or the Fund could also have to refund interest.

Participations and Assignments involve credit risk, interest rate risk and liquidity risk as well as the potential liability associated with being a lender. If the Fund purchases a Participation, it may only be able to enforce its rights through the participating Loan Investor and may assume the credit risk of both the Loan Investor and Borrower. Senior Loans generally are not listed on any national securities exchange or automated quotation system and a less active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. Illiquid securities are difficult to value. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Other than certain restrictions on the amount of illiquid securities that can be held by the Fund, the Fund has no other limitation on the amount of Senior Loans it may hold. If a substantial portion of the Fund’s assets are invested in Senior Loans, it may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price and could result in capital losses to the Fund and its shareholders. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject them to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Adviser. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

When-Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for its portfolio, the Fund may purchase when-issued or delayed-delivery securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

When-issued securities represent securities that have been authorized but not yet issued. The Fund may also purchase securities on a forward commitment or delayed-delivery basis. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities.

The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a dollar roll for which there is an offsetting cash or liquid security position. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Money Market Instruments

The Fund may invest in cash and money market securities. The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-l or A-2 by Standard & Poor’s Corporation or Prime-l or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed for federal income tax purposes as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify as a REIT under the Code or to maintain exemption from the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Investment Restrictions.” Under a reverse repurchase agreement, the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

INVESTMENT RESTRICTIONS

The Fund operates under the following fundamental investment restrictions, which, together with the investment objectives and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. The Fund may not:

(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

The Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with other permitted investment techniques; or

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

For purposes of these investment restrictions, with the exception of the restriction on borrowing, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

DISCLOSURE OF THE FUND’S PORTFOLIO HOLDINGS

It is the policy of the Fund, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Fund’s portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Fund’s Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer to its customers or the duties owed by the Fund to its shareholders and (d) will not violate the antifraud provisions of the federal securities laws (“Disclosure Conditions”). The purpose of this policy is to prevent abusive trading in shares of the Fund, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.

Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, DCM or DS LLC and independent counsel to the Trust’s independent Trustees in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Fund, DCM or DS LLC;

(e) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (g) third-party service providers to the Fund, DCM or DS LLC, such as the Fund’s custodian; the Fund’s administrator, fund accountant and transfer agent; DCM’s proxy-voting service; the Fund’s pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Fund, provided their contracts with the Fund, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.

Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Fund to customers, such as financial planners, broker-dealers or other intermediaries, unless the Disclosure Conditions are satisfied. However, the Fund, DCM or DS LLC may make disclosure of a limited number of Portfolio Holdings, provided the Fund is not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose. For example, in the normal course of business, the Adviser in discussions about the Fund with current and potential institutional shareholders conducting due diligence on an on-going basis about the Fund may occasionally and incidentally mention specific Portfolio Holdings that have not been previously disclosed. The Fund and the Adviser do not believe that these disclosures will harm the Fund.

Periodically, the Fund will post Portfolio Holdings information, including but not limited to, the Fund’s Portfolio Holdings (full or partial listing), sector weightings, portfolio characteristics and performance on their web site. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the web site posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.

The Fund’s Portfolio Holdings information posted on the web site and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in the Fund’s best interest to do so.

DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of the Fund’s Portfolio Holdings.

DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Chief Compliance Officer is responsible for monitoring compliance with the Fund’s pre-approval and disclosure restrictions. The Trust’s Treasurer, working with the Trust’s counsel, is responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure requirements. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Fund, DCM and DS LLC with the policies and procedures on selective disclosure of the Fund’s Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.

The Fund’s Portfolio Holdings must be filed with the Securities and Exchange Commission (the “SEC”) within 60 days of quarter-end. The Portfolio Holdings are available on the Fund’s web site at www.driehaus.com within five business days after filing with the SEC and are available on the web site for at least six months from the posting date.

PURCHASES AND REDEMPTIONS

How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.

The Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.

The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

NET ASSET VALUE

The net asset value per share of the Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board, the net asset value of the Fund should be determined on any such day, in which case the determination will be made as of 3:00 p.m. Central time. In the event that the NYSE adopts different trading hours on a temporary basis, the Fund’s net asset value will be computed at the close of the exchange.

Equity securities, including ADRs, GDRs, EDRs and ETFs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq official closing price or at the mean between the closing bid and asked prices if there are no sales. Other over-the-counter securities are valued at the mean between the closing bid and asked prices.

Long-term fixed income securities are valued at the representative quoted bid price for such securities when held long or the representative quoted asked price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.

U.S. government securities are traded in the over-the-counter market and are valued at the last available bid price when held long and the last available asked price when sold short. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time. Swap agreements and bank loans are valued at fair value based on the evaluation of an independent pricing service.

Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

Securities and assets for which market quotations are not readily available or for which the Adviser’s Pricing Committee determines that the valuations provided using the foregoing methods do not accurately reflect current market value are valued at fair value as determined in good faith by the Adviser’s Pricing Committee under procedures established by and under the general direction and supervision of the Board. Securities and situations in which such fair value pricing may be required include, but are not limited to: (i) illiquid securities, including “restricted” securities and private placements for which there is no public market; (ii) options not traded on a securities exchange; (iii) securities of an issuer that has entered into a restructuring; (iv) securities whose trading has been halted or suspended; (v) fixed income securities that have gone into default and for which there is not a current market value quotation; (vi) U.S. government securities and other fixed income securities when events have occurred subsequent to the close of trading for such securities and the close of the NYSE that would materially impact their value; and (vii) when the portfolio manager believes the market quotation does not reflect the fair value.

The Fund uses independent pricing services approved by the Board. Unless priced at fair value in good faith by the Adviser’s Pricing Committee under procedures established by and under the general direction and supervision of the Board, prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Prices of bonds provided by such services represent evaluations of the current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing.

TRUSTEES, ADVISORY BOARD MEMBERS AND OFFICERS

The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of each series of the Trust and to provide oversight of the management of the Trust. Seventy-five percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust and the Advisory Board members. The Advisory Board members serve for a one year term from November 1, 2011 through October 31, 2012 and may be appointed to serve additional terms to be determined by the Board at its discretion. The Trustees oversee each series of the Trust, which at the date of this SAI consists of ten series, including the Fund (the “Funds”).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum.
INDEPENDENT TRUSTEES:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
ADVISORY BOARD MEMBERS:
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Advisory Board Member	N/A	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin, 1999-2005.	President’s Advisory Council on Financial Capability since 2010; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2008; Wisconsin Alumni Association Board since 2006; President’s Advisory Council on Financial Literacy from 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc, 2008-2010.

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Advisory Board Member	N/A	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003.

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Operating Officer, Aris Capital Management from 2003-2006. Senior Vice President of the Trust from 2006-2011.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010; Vice President and Associate Counsel, PNC from 2003-2007.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary	Since 2010	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Associate General Counsel of Superfund Group (financial services company) from 2005-2010.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007.

Leadership Structure and Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The Board is composed of three Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) and one Interested Trustee. Effective November 1, 2011, there are two Advisory Board members. The Board has appointed an Independent Trustee to serve as Chairman of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the extensive experience of each Trustee with the Trust and the number and nature of funds (including the Fund) within the Trust.

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and a commitment to the interests of shareholders and, with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee currently also has considerable familiarity with the Fund, the Adviser and the Distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his substantial prior service as a Trustee of the Trust. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

Richard H. Driehaus. Mr. Driehaus has served as Trustee since 1996 and served as President of the Trust from 1996 to 2011. He is Chairman of the Board and founder of the Adviser, the Distributor and USVI. In addition to his business experience as a chief executive officer, Mr. Driehaus has managed investments for over 40 years and currently serves as Chief Investment Officer of the Adviser. He serves on the Boards of Driehaus Capital Holdings LLC, Driehaus Enterprise Management, Inc., The Richard H. Driehaus Foundation and The Richard H. Driehaus Museum.

A.R. Umans. Mr. Umans has served as Trustee of the Trust since 1996 and Chairman of the Board since 2005. He has served as Chairman of the Board and Chief Executive Officer of Commerce National Investment Group since 2005 and previously served as the Chairman and Chief Executive Officer of RHC/Spacemaster Corporation, a manufacturing corporation. He also serves on the Boards of Sinai Health System and Schwab Rehabilitation Hospital, and has previously served in various capacities in connection with his Board service for Sinai Health System, including Chairman of the Board and Chair of the Finance Committee, which had responsibility for financial oversight. The Board of the Trust has determined that Mr. Umans is qualified as an “audit committee financial expert” as defined by the SEC.

Francis J. Harmon. Mr. Harmon has served as Trustee of the Trust since 1998. He has served as Relationship Manager of Great Lakes Advisors, Inc. since 2008. From 1989 to 2008, Mr. Harmon was a Principal Account Executive-Labor Affairs with Blue Cross and Blue Shield of Illinois and prior to 1989 was Director of Workers Compensation/Health and Welfare Benefits for the City of Chicago.

Daniel F. Zemanek. Mr. Zemanek has served as Trustee of the Trust since 1996. He currently is President of Ludan, Inc., a real estate services company specializing in senior housing. Mr. Zemanek has held senior management positions with various real estate development companies, including serving as Senior Vice President of Sunrise Development, Inc., a wholly owned subsidiary of Sunrise Senior Living, Inc., a NYSE company (SRZ), from 2003 to 2007. Mr. Zemanek has also served as a consultant for real estate development.

Risk Oversight

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has approved Pricing Procedures intended to address valuation issues.

The Board has established the following Committees and the membership of each Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Committee membership is identified below. Each Committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of the Fund’s financial statements and the independent audit thereof; (2) the Fund’s accounting and financial reporting processes and internal control over financial reporting; (iii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, Fund management and the Board. All Independent Trustees serve as members of the Audit Committee. The Audit Committee held      meetings during the Trust’s last fiscal year.

Executive Committee

The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and A.R. Umans. The Executive Committee held      meetings during the Trust’s last fiscal year.

Nominating and Governance Committee

The Committee’s primary purpose is (1) to identify and recommend individuals for membership on the Board and (2) to oversee the administration of the Board Governance Guidelines and Procedures. The Committee’s responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters. All Independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held      meeting during the Trust’s last fiscal year.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Trust (as defined in the 1940 Act) for election to the Board. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Adviser. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee to 25 East Erie Street, Chicago, Illinois 60611. With regard to candidates for interested Trustee positions, the Nominating and Governance Committee and the Board shall give reasonable deference to the Adviser’s suggestions of candidates.

When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

COMPENSATION OF TRUSTEES, ADVISORY BOARD MEMBERS AND OFFICERS

Officers, except for the Chief Compliance Officer (“CCO”), and the Trustee affiliated with the Adviser serve without any compensation from the Trust. The Trust pays a portion of the CCO’s salary and bonus. Effective May 1, 2010, in compensation for their services to the Trust, Trustees who are not affiliates of the Adviser (“Independent Trustees”) are paid $6,500 for each regular Board meeting attended, except for the Chairman who receives $7,500 for each regular Board meeting attended. The Independent Trustees receive $2,500 for each telephonic Board meeting attended and $2,000 for each committee and telephonic committee meeting attended, and are reimbursed for out-of-pocket expenses. The Independent Trustees receive an annual retainer of $20,000, except for the Chairman who receives $25,000. The Independent Trustees who are also committee members receive an annual retainer of $5,000 for each committee they serve on and an additional $2,000 for service as a committee chairman. Prior to May 1, 2010, in compensation for their services to the Trust, Independent Trustees were paid $6,000 for each regular Board meeting attended, except for the Chairman who received $7,500 for each regular Board meeting attended. The Independent Trustees received $2,000 for each committee and telephonic Board meeting attended, and were reimbursed for out-of-pocket expenses. The Independent Trustees also received an annual retainer of $15,000 from the Trust. The Trust has no retirement or pension plan. Effective November 1, 2011, the Advisory Board members are paid $5,000 for each regular Board meeting attended, $1,500 for each telephonic Board meeting attended and $1,500 for each committee and telephonic committee meeting attended, and they receive an annual retainer of $25,500. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2011 to each of the Independent Trustees, Advisory Board Members and the CCO:

Name of Trustee/Officer	Total Compensation From the Fund*	Total Compensation From the Trust
Francis J. Harmon (Trustee)	$—	$
A. R. Umans (Trustee)	$—	$
Daniel F. Zemanek (Trustee)	$—	$
Theodore J. Beck (Advisory Board Member)	$—	$
Dawn M. Vroegop (Advisory Board Member)	$—	$
Janet McWilliams (CCO)	$—	$

*	Because the Fund did not commence operations until after the fiscal year end, no fees were paid by the Fund for services to the Fund during the year.

TRUSTEES’ OWNERSHIP OF TRUST SHARES

As the Fund did not commence operations until after December 31, 2011, the Trustees did not own any shares of the Fund as of December 31, 2011.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned as of December 31, 2011 in all series of the Trust:

	Interested Trustee	Non-Interested Trustees
	Richard H. Driehaus	Francis J. Harmon	A.R. Umans	Daniel F. Zemanek
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	$	$	$	$

PRINCIPAL SHAREHOLDERS

As of the date hereof, no persons were known to the Trust to be beneficial or record owners (having sole voting and dispositive power) of 5% or more of the shares of beneficial interest of the Fund.

HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER

Seventy-five percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “Independent Trustees.” In addition to investing in the various other funds of the Trust,

Independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The Independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.

The following table sets forth, as of December 31, 2011, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each applicable Independent Trustee and his immediate family members.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Value of Securities(1)	Percent of Class
A.R. Umans	Mrs. Umans (spouse)	Driehaus Institutional Small Cap, L.P.	$		%

	A.R. Umans; Mrs. Umans (spouse)	Driehaus Micro Cap Fund, L.P.	$		%

Francis J. Harmon	Margaret A. Harmon Revocable Trust Dated 8/18/97 (spouse)	Driehaus Associates Fund	$		%

(1)	Interests in limited partnerships or limited liability companies.

INVESTMENT ADVISORY SERVICES

The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and distribution services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Any expenses that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of x.xx%, of the average net assets of the Fund. The Adviser has entered into a written agreement to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Fund’s ordinary operating expenses, excluding dividends and interest on short sales, at x.xx% of average daily net assets for a period of three years from the Fund’s commencement of operations on xxxxx xx, 2012. For a period of three years from the commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary annual operating expenses, excluding dividends and interest on short sales, remain below the x.xx% cap.

Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities unless there is a permitted code exception, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances in accordance with stated criteria after review by appropriate personnel.

Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Fund’s portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Fund with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Fund’s voting activities and monitors voting activity for potential conflicts of interest.

In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Fund’s voting activities, enabling the Fund to monitor voting activities performed by the Adviser.

The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, whether it would be in the best interests of the affected Fund for the proposal to pass or not pass. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Fund’s best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.

A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Fund’s web site at www.driehaus.com and on the SEC’s web site at http://www.sec.gov.

Trade Allocation. The Adviser manages not only the Fund but other investment accounts. Simultaneous transactions may occur when the Fund and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions and prices for the Fund.

Portfolio Manager

Description of Compensation. The portfolio manager is paid a fixed salary plus a bonus. He receives a bonus that is calculated as a percentage of advisory fees on the Fund and other accounts managed. In addition, for the Fund, he receives an additional percentage of advisory fees if the performance of the Fund exceeds a risk adjusted return formula. In addition, he receives a percentage of any performance fees earned by the other accounts, if applicable. For calendar years 2011 through 2013, Mr. Weiner is eligible for a discretionary bonus and will receive a minimum guaranteed bonus. If the Adviser declares a profit sharing plan contribution, the portfolio manager also would receive such contribution. Mr. Weiner is eligible to participate in an equity purchase plan available to certain key employees of the Adviser. Mr. Weiner is also eligible to participate in a deferred compensation plan.

Other Accounts. Mr. Weiner is not currently managing any other accounts.

Securities Ownership. As of xxxxx xx, 2012, Mr. Weiner did not own any shares of the Fund since the Fund had not yet commenced operations.

DISTRIBUTOR

The shares of the Fund are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

As agent, DS LLC will offer shares of the Fund on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Fund. As principal underwriter to the Trust, DS LLC enters into arrangements with selected dealers or other third parties for the sale and redemption of Fund shares and makes payments to such entities for distribution services as well as shareholder and administrative services to customers who purchase Fund shares, including sub-accounting and sub-transfer agency services. DS LLC will offer the Fund’s shares only on a best-efforts basis.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

UMB Fund Services, Inc. (“UMBFS”), with offices at 803 West Michigan Street, Milwaukee, Wisconsin 53233, is the administrator and fund accountant for the Fund. The asset-based fee for administration and accounting services for the Fund is calculated as follows:

0.07% of the first $500 million of average net assets;

0.04% of the next $500 million of average net assets; and

0.025% of average net assets in excess of $1 billion.

UMBFS is also the Fund’s transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, UMBFS provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

OTHER SHAREHOLDER SERVICES

The Fund has adopted a Shareholder Services Plan that authorizes the Fund to make payments for services provided on behalf of the Fund. Payments may be made to banks, other institutions and service professionals (including investment advisers and broker-dealers) and other entities for certain services to investors in the Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Fund may request. The Plan allows for annual payment not to exceed 0.25% of average daily net assets.

CUSTODIAN

Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, is the Fund’s custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund. Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories.

Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to the Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                    , is the Fund’s independent registered public accounting firm (“auditors”). The auditors audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. Other portfolio transactions may include transactions on behalf of the Fund on stock exchanges and other agency transactions that involve payment by the Fund of a negotiated brokerage commission. Such commissions may vary among different brokers. In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices that include underwriting fees.

In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the advisory agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to which such allocations have been made and the basis therefore.

Regular Broker-Dealers. With respect to the Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser’s attention, including investment research related to the security and provided to the Fund.

ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.

The Fund is treated as a separate entity for federal income tax purposes and each intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it to be treated as a regulated investment company. Such provisions generally relieve the Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years) are currently distributed to shareholders. In order to qualify for such provisions, the Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter of the taxable year (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may invest in some investments.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.

Distributions of investment company taxable income, which includes net investment income, and net short-term capital gain in excess of net long-term capital loss, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2012, qualified dividend income received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a qualified foreign corporation is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.

The Fund generally can pass the federal income tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. If the Fund receives dividends from another fund that qualifies as a regulated investment company and the other fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the other fund. For taxable years beginning after December 31, 2012, qualified dividend income will no longer be taxed for federal income tax purposes at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, unless Congress enacts legislation providing otherwise. It is not expected that a significant portion of the Fund’s distributions will be treated as qualified dividend income. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared.

Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before the Fund pays a dividend or distribution will, in effect, receive a return of a portion of his or her investment in such dividend or distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his or her tax basis, except as set forth above with respect to returns of capital.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may engage in certain options, futures, forwards, swaps, short sales and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.

For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options and non-equity options positions (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

The Fund may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize for federal income tax purposes the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund does not expect to satisfy the requirements for passing through to their shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that the Fund’s net investment income will be reduced by the foreign taxes paid by the Fund and the Fund’s shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS, a portion of the Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The Fund anticipates distributing to shareholders annually all net capital gains, if any, that have been recognized for federal income tax purposes including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.

The Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.

A shareholder who redeems or exchanges shares of the Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with a 0% rate applying to taxpayers who would otherwise be in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2012. For taxable years beginning after December 31, 2012, the long-term capital gain tax rate is scheduled to return to 20%, with a 10% rate applying to taxpayers in the 15% bracket. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. If a shareholder realizes a loss on the redemption of the Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

Passive Foreign Investment Companies. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing its proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.

The Fund intends to make a mark-to-market election, where applicable, to treat PFICs as sold on the last day of the Fund’s taxable year and recognize any gains for federal income tax purposes at that time; such losses may not be recognized or may be limited. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions. In addition, under certain circumstances another election may be available that would require the Fund to include its share of the PFIC’s income and net capital gain annually in income, regardless of whether distributions are received from the PFIC in a given year.

Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the

IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.

Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, effective for taxable years of the Fund beginning before January 1, 2012, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation.” The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is qualified short-term gain or net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, no withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in the Fund’s shares.

APPENDIX – RATINGS

Ratings in General

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of long-term corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings by Moody’s

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Ratings by S&P

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C. A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D. An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also

A-2

will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-3

DRIEHAUS MUTUAL FUNDS

FORM N-lA

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(i)

Registrant’s Declaration of Trust dated May 31, 1996, is incorporated herein by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-lA filed with the Securities and Exchange Commission (“SEC”) on

June 5, 1996.

(a)(ii)	Registrant’s Amendment to the Declaration of Trust dated November 9, 1998, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-lA filed with the SEC on December 23, 1998.

(a)(iii)

Written Instrument Establishing and Designating Driehaus International Small Cap Growth Fund dated

February 26, 2007 is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 9, 2007.

(a)(iv)	Written Instrument Establishing and Designating Driehaus Global Growth Fund dated January 28, 2008 is incorporated herein by reference to Exhibit (a)(v) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(a)(v)	Written Instrument Establishing and Designating Driehaus Mid Cap Growth Fund dated November 18, 2008 is incorporated herein by reference to Exhibit (a)(v) of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed with the SEC on January 30, 2009.

(a)(vi)	Written Instrument Establishing and Designating Driehaus Large Cap Growth Fund dated November 18, 2008 is incorporated herein by reference to Exhibit (a)(vi) of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed with the SEC on January 30, 2009.

(a)(vii)	Written Instrument Establishing and Designating Driehaus Active Income Fund dated February 23, 2009 is incorporated herein by reference to Exhibit (a)(vii) of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 6, 2009.

(a)(viii)

Written Instrument Establishing and Designating Driehaus Select Credit Fund dated May 17, 2010 is incorporated herein by reference to Exhibit (a)(viii) of Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form

N-1A filed with the SEC on June 1, 2010.

(a)(vix)	Written Instrument Establishing and Designating Driehaus Emerging Markets Small Cap Growth Fund dated February 22, 2011 is incorporated herein by reference to Exhibit (a)(vix) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(a)(x)	WRITTEN INSTRUMENT ESTABLISHING AND DESIGNATING DRIEHAUS INTERNATIONAL CREDIT OPPORTUNITIES FUND DATED NOVEMBER 14, 2011 IS FILED HEREWITH AS EXHIBIT (a)(x).

(b)	REGISTRANT’S AMENDED AND RESTATED BY-LAWS ARE FILED HEREWITH AS EXHIBIT (b).

(c)	Not Applicable.

(d)(i)	Management Agreement dated September 25, 1996 between the Registrant and Driehaus Capital Management, Inc. (the “Adviser”) is incorporated herein by reference to Exhibit (d)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(d)(ii)	Letter Agreement dated December 18, 1997 between the Registrant and the Adviser with respect to Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(d)(iii)	Letter Agreement dated December 18, 1998 between the Registrant and the Adviser with respect to Driehaus International Discovery Fund and Driehaus European Opportunity Fund is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-lA filed with the SEC on December 23, 1998.

(d)(iv)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Discovery Fund dated October 1, 2006 is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(d)(v)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Small Cap Growth Fund dated September 17, 2007 is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 33 to the Registant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(d)(vi)	Letter Agreement between the Registrant and the Adviser with respect to the Driehaus Global Growth Fund is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 22, 2008.

(d)(vii)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 29, 2009.

(d)(viii)

Letter Agreement between the Registrant and the Adviser with respect to Driehaus Active Income Fund dated

June 1, 2009 is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(d)(ix)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus Select Credit Fund dated September 30, 2010 is incorporated herein by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(d)(x)	LETTER AGREEMENT BETWEEN THE REGISTRANT AND THE ADVISER WITH RESPECT TO DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND DATED AUGUST 19, 2011 IS FILED HEREWITH AS EXHIBIT (d)(x).

(e)	Amended and Restated Distribution Agreement dated September 13, 1999 between the Registrant and Driehaus Securities Corporation is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(f)	Not Applicable.

(g)(i)	Custody Agreement dated June 1, 2009 between the Registrant and UMB Bank, N.A. with respect to Driehaus Active Income Fund and Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(g)(ii)	Custody Agreement dated August 12, 2009 between the Registrant and The Northern Trust Company is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(i)	Transfer Agency Services Agreement dated September 25, 1996 between the Registrant and BNY Mellon Investment Servicing (US) Inc., formerly PNC Global Investment Servicing (U.S.) Inc. (the “Transfer Agent”), is incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(ii)	Amendment to the Transfer Agency Services Agreement dated March 31, 2002 between the Registrant and the Transfer Agent is incorporated herein by reference to Exhibit (h)(i)(a) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2002.

(h)(iii)	Anti-Money Laundering Amendment to the Transfer Agency Services Agreement dated July 24, 2002 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(iv)	Amendment to the Transfer Agency Services Agreement dated October 1, 2003 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 27, 2004.

(h)(v)	Amendment to the Transfer Agency Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(vi)	Section 312 Foreign Financial Institution Amendment to the Transfer Agency Services Agreement dated July 5, 2006 is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(vii)	Rule 22c-2 Amendment to Transfer Agency Services Agreement dated March 1, 2007 is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(h)(viii)

Red Flags Services Amendment to Transfer Agency Services Agreement dated January 1, 2011 is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on

Form N-1A filed with the SEC on March 30, 2011.

(h)(ix)	AMENDMENT TO TRANSFER AGENCY SERVICES AGREEMENT DATED OCTOBER 12, 2011 IS FILED HEREWITH AS EXHIBIT (h)(ix).

(h)(x)	Transfer Agency Agreement dated June 1, 2009 between the Registrant and UMB Fund Services, Inc. with respect to Driehaus Active Income Fund and Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(xi)	Administration and Accounting Services Agreement dated September 25, 1996 between the Registrant and BNY Mellon Investment Servicing (US) Inc., formerly PNC Global Investment Servicing (U.S.) Inc., (“BNY Mellon”), is incorporated herein by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(xii)	Amendment to Administration and Accounting Services Agreement dated January 1, 2003 between the Registrant and BNY Mellon is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(xiii)	Amendment to Administration and Accounting Services Agreement for Fair Value Pricing Services dated September 12, 2005 is incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(h)(xiv)	Amendment to Administration and Accounting Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(x) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(xv)	Administration and Accounting Services Agreement dated June 1, 2009 between Registrant and UMB Fund Services, Inc. with respect to Driehaus Active Income Fund and Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (h)(xiii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(xvi)	Expense Limitation Agreement with respect to the Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xiii) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(h)(xvii)	Expense Limitation Agreement with respect to Driehaus Global Growth Fund is incorporated herein by reference to Exhibit (h)(xiii) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 22, 2008.

(h)(xviii)	Expense Limitation Agreement with respect to Driehaus Emerging Markets Growth Fund dated December 1, 2008 incorporated herein by reference to Exhibit (h)(xiv) of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A filed with the SEC on January 30, 2009.

(h)(xix)	Amended and Restated Expense Limitation Agreement with respect to Driehaus Mid Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xviii) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2011.

(h)(xx)	Amended and Restated Expense Limitation Agreement with Respect to Driehaus Large Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xix) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2011.

(h)(xxi)	Expense Limitation Agreement with respect to Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (h)(xx) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(h)(xxii)	EXPENSE LIMITATION AGREEMENT WITH RESPECT TO DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND IS FILED HEREWITH AS EXHIBIT (h)(xxii).

(h)(xxiii)

Agreement and Plan of Exchange for Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xvi) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form

N-1A filed with the SEC on September 7, 2007.

(h)(xxiv)	Agreement and Plan of Exchange for Driehaus Mid Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xx) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 14, 2009.

(h)(xxv)	Agreement and Plan of Exchange for Driehaus Large Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxi) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on April 14, 2009.

(h)(xxvi)

Agreement and Plan of Exchange for Driehaus Emerging Markets Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxv) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form

N-1A filed with the SEC on August 10, 2011.

(h)(xxvii)	Shareholder Services Plan with respect to Driehaus Active Income Fund is incorporated herein by reference to Exhibit (h)(xxiii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(xxviii)	Shareholder Services Plan with respect to Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (h)(xxv) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(i)	OPINION AND CONSENT OF LEGAL COUNSEL (WITH RESPECT TO DRIEHAUS INTERNATIONAL CREDIT OPPORTUNITIES FUND) TO BE FILED BY AMENDMENT.

(j)	Not Applicable.

(k)	Not Applicable.

(l)(i)	Subscription Agreement for Driehaus Mid Cap Growth Fund is incorporated by reference to Exhibit (l)(i) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed with the SEC on

April 15, 2009.

(l)(ii)	Subscription Agreement for Driehaus Large Cap Growth Fund is incorporated by reference to Exhibit (l)(ii) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 15, 2009.

(l)(iii)	Subscription Agreement for Driehaus Active Income Fund is incorporated by reference to Exhibit (l)(iii) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 6, 2009.

(l)(iv)

Subscription Agreement for Driehaus Select Credit Fund is incorporated herein by reference to Exhibit (l)(iv) of

Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed with the SEC on

September 20, 2010.

(l)(v)	Subscription Agreement for Driehaus Emerging Markets Small Cap Growth Fund is incorporated herein by reference to Exhibit (l)(v) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 10, 2011.

(m)	Not Applicable.

(n)	Not Applicable.

(p)	CODE OF ETHICS AND BUSINESS CONDUCT IS FILED HEREWITH AS EXHIBIT (p).

(q)(i)	Powers of Attorney dated February 21, 2006 are incorporated by reference to Exhibit (q)(i) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(q)(ii)	POWER OF ATTORNEY OF RICHARD H. DRIEHAUS DATED DECEMBER 6, 2011 IS FILED HEREWITH AS EXHIBIT (q)(ii).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 30. INDEMNIFICATION.

Article V of Registrant’s Declaration of Trust, filed as Exhibit (a)(i), provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Name	Position with Adviser	Other Business, Profession, Vocation or Employment
Richard H. Driehaus	Chairman and Chief Investment Officer	Chairman of Driehaus Securities LLC (“DS LLC”) and Driehaus Capital Management (USVI) LLC (“DCM USVI”)

Robert H. Gordon	President and Chief Executive Officer	President and Chief Executive Officer of DS LLC and DCM USVI

Mary H. Weiss	Senior Vice President and Secretary	Senior Vice President and Secretary of DS LLC and DCM USVI

Stephen T. Weber	Senior Vice President of Sales, Marketing and Relationship Management	Senior Vice President of DS LLC

Michelle L. Cahoon	Vice President, Treasurer and Chief Financial Officer	Vice President, Treasurer and Chief Financial Officer of DS LLC and DCM USVI

Carla Dawson	Vice President	None

Daniel M. Rea	Vice President	None

Kaaren Sagastume	Vice President	Vice President of DS LLC

Thomas M. Seftenberg	Vice President	Vice President of DS LLC

Janet McWilliams	Assistant Vice President and Chief Compliance Officer	Assistant Vice President and Chief Compliance Officer of DS LLC

Michael P. Kailus	Assistant Secretary	Assistant Secretary of DS LLC and DCM USVI

The principal business address of DS LLC and DCM USVI is 25 East Erie Street, Chicago, Illinois 60611.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) Not applicable.

(b) Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
Richard H. Driehaus	Chairman	Trustee

Robert H. Gordon	President and Chief Executive Officer	President

Mary H. Weiss	Senior Vice President and Secretary	None

Stephen T. Weber	Senior Vice President	None

Michelle L. Cahoon	Vice President, Treasurer and Chief Financial Officer	Vice President and Treasurer

Kaaren Sagastume	Vice President	None

Thomas M. Seftenberg	Vice President	None

Janet McWilliams	Assistant Vice President and Chief Compliance Officer	Assistant Vice President and Chief Compliance Officer

Michael P. Kailus	Assistant Secretary	Assistant Secretary and Anti-Money Laundering Compliance Officer

The business address of the foregoing individuals is 25 East Erie Street, Chicago, Illinois 60611.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents are maintained:

(i)	At the offices of the Registrant;

(ii)	At the offices of Registrant’s investment adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, One East Erie Street, Chicago, Illinois 60611 and 17 East Erie, Chicago, Illinois 60611; or

(iii)

At the offices of Registrant’s custodian, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, transfer agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 (with respect to Driehaus Emerging Markets Growth Fund, Driehaus International Discovery Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund, Driehaus Large Cap Growth Fund and Driehaus Emerging Markets

Small Cap Growth Fund), or administrator, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; or

(iv)

At the offices of Registrant’s custodian, UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, or transfer agent and administrator, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233 (with respect to Driehaus Active Income Fund and Driehaus Select Credit Fund).

ITEM 34. MANAGEMENT SERVICES.

Not applicable.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 58 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 9th day of December, 2011.

DRIEHAUS MUTUAL FUNDS

By:	/s/ Robert H. Gordon

Robert H. Gordon, President

Pursuant to the requirements of the 1933 Act, this Amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 9th day of December, 2011.

/s/ Robert H. Gordon	President (Principal Executive Officer)
Robert H. Gordon

*	Trustee
Richard H. Driehaus

*	Trustee
Francis J. Harmon

*	Trustee
A. R. Umans

*	Trustee
Daniel F. Zemanek

/s/ Michelle L. Cahoon	Vice President and Treasurer (Principal Financial Officer)
Michelle L. Cahoon

* By:	/s/ Michelle L. Cahoon
Michelle L. Cahoon
Attorney-In-Fact (pursuant to Power of Attorney)

*	Signed by Michelle L. Cahoon pursuant to a Power of Attorney previously filed as Exhibit (h)(iii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006 and a Power of Attorney filed herewith as Exhibit (q)(ii).

EXHIBIT INDEX

DRIEHAUS MUTUAL FUNDS

FORM N-1A REGISTRATION STATEMENT

Exhibit No.	Description

EX-99.28(a)(x)	Written Instrument Establishing and Designating Driehaus International Credit Opportunities Fund

EX-99.28(b)	Amended and Restated By-Laws

EX-99.28(d)(x)	Letter Agreement with respect to Driehaus Emerging Markets Small Cap Growth Fund

EX-99.28(h)(ix)	Amendment to Transfer Agency Services Agreement

EX-99.28(h)(xxii)	Expense Limitation Agreement with respect to Driehaus Emerging Markets Small Cap Growth Fund

EX-99.28(p)	Code of Ethics and Business Conduct

EX-99.28(q)(ii)	Power of Attorney